SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement         Confidential, For Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material under Rule 14a-12

                              INFODATA SYSTEMS INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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          pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the
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     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number,
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     (1)  Amount previously paid:

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

                              INFODATA SYSTEMS INC.

                             Corporate Headquarters
                              12150 Monument Drive
                             Fairfax, Virginia 22033

                        ________________________________

                NOTICE OF THE 2003 ANNUAL MEETING OF SHAREHOLDERS

                                  May 21, 2003

                        ________________________________


The Annual Meeting of the Shareholders of Infodata Systems Inc. (the "Company") will be held at the Company's Corporate Headquarters on Wednesday, May 21, 2003, at 9:00 a.m. for the following purposes:

1. To elect seven directors to serve until their respective successors are elected and qualified;

2. To transact such other business as may properly come before the meeting or any adjournment thereof.

Shareholders of record as of the close of business on April 7, 2003, are entitled to notice of and to vote at the meeting. You are requested to sign, date and return the accompanying proxy card in the enclosed, self-addressed envelope. You may withdraw your Proxy at the meeting if you are present and desire to vote your shares in person.


                                      By order of the Board of Directors

                                      /s/ Norman F. Welsch

                                      Norman F. Welsch, Secretary


Dated:  Fairfax, Virginia
        April 18, 2003



        YOUR VOTE IS IMPORTANT, PLEASE RETURN YOUR SIGNED PROXY PROMPTLY.

                              INFODATA SYSTEMS INC.
                                 PROXY STATEMENT

General Information

     The enclosed Proxy is solicited by the Company's Board of Directors. It may be revoked in writing at any time by written notice delivered to the Secretary of the Company before it is voted or it may be withdrawn at the meeting and voted in person. If not revoked or withdrawn, the shares represented by the Proxy will be voted in the manner directed therein. If a choice is not specified, the Proxy will be voted FOR the election of the Board of Directors' nominees.

     A majority of the vote of shareholders present in person or by proxy is required for the election of the nominees to the Board of Directors. On April 7, 2003, the record date for eligibility to vote, the Company had 5,054,740 outstanding shares of Common Stock, par value $.03 per share. Each share of Common Stock outstanding is entitled to one vote. No other class of securities is issued or outstanding.

     A majority of the votes entitled to be cast on matters to be considered at the meeting constitutes a quorum. If a share is represented for any purpose at the meeting, it is deemed to be present for quorum purposes for the remainder of the meeting or adjournments thereof. Abstentions and broker non-votes (where a nominee holding shares for a beneficial owner has not received voting instructions from the beneficial owner with respect to a particular matter and such nominee does not possess or choose to exercise discretionary authority with respect thereto) are counted only for purposes of determining whether a quorum is present.

     Votes cast by proxy or in person at the annual meeting will be tabulated by the Inspectors of Election appointed by the Company for the meeting. The number of shares represented at the meeting in person or by proxy will determine whether or not a quorum is present. The Inspectors of Election will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the shareholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote by the Inspectors of Election with respect to that matter.

Board Committees

     The Board of Directors is responsible for the overall affairs of the Company and held sixteen meetings either in person or by telephone during the year ended December 31, 2002. To assist it in carrying out this responsibility, the Board has delegated certain authority to several committees.

     The Executive Committee members are Richard T. Bueschel, Alan S. Fisher, Christine Hughes, Robert M. Leopold and Edwin A. Miller. The Executive Committee may exercise any of the powers and perform any of the duties of the Board of Directors, subject to the provisions of the law and certain limits imposed by the Board of Directors. During the year ended December 31, 2002, either in-person or telephonic meetings of the Executive Committee were held on the average of three times per month.

     The Audit Committee members, Messrs. Leopold, Fisher and Millard H. Pryor, Jr., are assigned responsibility for recommending the accounting firm to be engaged as independent auditors; consulting with the independent auditors regarding the adequacy of internal accounting controls; and reviewing the scope of the audit and the results of the audit examination. During 2002, the Audit Committee held five meetings.

     The Nominating Committee did not hold any meetings in 2002. The Committee reviews and makes recommendations to the Board of Directors regarding the selection of members to serve as committee members of the Board as well as Directors of the Company. Messrs. Bueschel and Fisher are members of the Nominating Committee.

     The Compensation & Stock Option Committee held an average of one meeting per month in 2002. The Compensation & Stock Option Committee reviews and makes recommendations to the Board of Directors regarding the compensation and benefits policies and practices of the Company. The Committee is also assigned responsibility for reviewing and approving the compensation of officers of the Company. Ms. Hughes, Messr. Pryor, and Isaac M. Pollak are the members of the Compensation Committee.

     During 2002, each director attended at least 75% of the aggregate of the total meetings of the Board of Directors and the Committees of the Board on which he or she served.

Election of Directors

     Seven directors are to be elected by the shareholders, each director so elected to hold office until the next Annual Meeting of Shareholders and until his or her successor is elected and qualified. The persons named as proxies in the enclosed form intend to cast all votes for the election of the seven nominees of the Board of Directors listed below, unless the proxy instructs otherwise. In the event that any of the seven nominees should not continue to be available for election, discretionary authority will be exercised to seek a substitute. No circumstances are now known which would render any nominee unavailable.

Information About Nominees

     The ages, principal occupations, and employment during the past five years for each nominee for director are set forth below:

Richard T. Bueschel                  Age 70                 Director since 1992

     Mr. Bueschel has been the Chairman of the Board of Directors and the Chairman of the Executive Committee of the Company since January 1993 and was acting Chief Executive Officer of the Company from April 1997 to November 1997, from July 1998 through October 1998, and again from September 2002 to November 2002. Since 1988, he has been the Chief Executive Officer of Northern Equities, Inc., an investment and management firm. Mr. Bueschel is Chairman of the Board of Communications Management Systems, Inc., a telecommunications software company; a director of Iron Speed, Inc., a software tools company; and a director of Study.Net Corporation, a developer of internet-based education software.

Alan S. Fisher                       Age 42                 Director since 1997

     Mr. Fisher has been a director of the Company since July 1997 and its Vice Chairman since July 1998. Mr. Fisher is presently Chairman of Iron Speed, Inc., a software tools company. From January 2001 to October 2001, he was a Managing Director of Outlook Ventures, LLC, a venture capital firm. In January 2000, Mr. Fisher co-founded Wingspring, Inc., a venture capital firm, and was a general partner until January 2001. In July 1994, he co-founded ONSALE, Inc. (now Amazon.com), a company engaged in online retail. From July 1994 to December 1999, Mr. Fisher was the Vice President of Development & Operations, the Chief Technology Officer, and director of ONSALE, Inc. Mr. Fisher was a co-founder and, from 1988 to July 1997, President and Chairman of Software Partners, Inc., a software development company and parent of Ambia Corporation. Mr. Fisher is also Chairman of OpenLatitude, Inc., an enterprise software company specializing in supply chain management.

Christine Hughes                     Age 56                 Director since 2000

     Ms. Hughes has been a director of the Company since August 2000. In August 2001, Ms. Hughes co-founded Achievement Plus, a private company focused on providing year-round tutoring to students in grades K-12, and has been its Chief Executive Officer since that time. She also serves as a venture partner with Avansis Ventures, an early stage venture capital fund. From September 1999 through July 2001, she was the Chairman of Highway 1, a 501(c)(3) non-profit organization that educates the government on the potential of information technology. From 1996 to 1999, Ms. Hughes was the Senior Vice President of Marketing and Business Development for Secure Computing Corporation, a provider of e-commerce security solutions. Ms. Hughes currently serves as a director of Rightforce, a provider of contact center, e-commerce, and enterprise workforce management solutions. She is on the Advisory Boards of Whale Communications, a private security software company; and PrivacyRight, Inc., a provider of permissions management technology and risk mitigation services.

Robert M. Leopold                    Age 77                 Director since 1992

     Mr. Leopold has been a director of the Company since 1992. Since 1977, Mr. Leopold has been President of Huguenot Associates, Inc., a financial and business consulting firm. Currently, he is a director of Standard Security Life Insurance Company of New York, a wholly owned subsidiary of Independence Holding Company, Inc. From 1988 to 1997, he was a director of Windsor Capital. Mr. Leopold has been a Managing Director of Certus Partners, Inc., a management consulting company, since 1999.

Edwin A. Miller                      Age 33                 Director since 2002

     Mr. Miller has been the President, Chief Executive Officer, and a director of the Company since November 2002. From 2000 to 2002, Mr. Miller was the President and Chief Executive Officer of Ikimbo, Inc., a B2B enterprise software company. From 1999 to 2000, he was President and Chief Operating Officer of XML Solutions, an enterprise software and services company. From 1996 to 1999, as a Co-Founder and Vice President of Conducent Technologies, Inc., an enterprise software company, he held various positions in technology, finance and accounting, and sales and marketing. From 1993 to 1996, Mr. Miller served in various roles in sales, marketing, international M&A, and technology with PSINet, an Internet service provider.

Isaac M. Pollak                      Age 52                 Director since 1993

     Mr. Pollak has been a director of the Company since 1993. Since 1980, Mr. Pollak has been President and Chief Executive Officer of LGP Ltd., a developer and marketer of promotional items.

Millard H. Pryor, Jr.                Age 69                 Director since 1992

     Mr. Pryor has been a director of the Company since 1992. He has been Managing Director of Pryor & Clark Company, an investment holding company, since September 1970. He is a Director of CompuDyne Corporation, a manufacturing and engineering firm; Hoosier Magnetics, Inc., a producer of hard ferrite magnetic powders; and The Hartford Funds, an investment company.

         EXECUTIVE COMPENSATION, TRANSACTIONS AND EMPLOYEE BENEFIT PLANS

     The following Summary Compensation Table sets forth for the Company's President and all other executive officers who were serving on December 31, 2002, and whose total annual salary and bonuses exceeded $100,000, the amount and nature of all compensation awarded to, earned by or paid to such individual for the fiscal year indicated for services rendered in all capacities.

                                                   SUMMARY COMPENSATION TABLE

                                  Annual Compensation                           Long Term Compensation
                                  -------------------                -------------------------------------------
                                                                       Awards                         Payout
                                                                     -----------                  --------------
                                                                                    Securities
                                                                     Restricted     Underlying      Long-Term       All Other
      Name and                     Salary     Bonus                     Stock      Options/SARs   Incentive Plan   Compensation
  Principal Position       Year     ($)        ($)      Other ($)    Award(s)($)        (#)        Payouts ($)        ($)(5)
------------------------   ----   --------   -------   -----------   -----------   ------------   --------------   ------------

Edwin A. Miller(1)         2002   $ 13,700        --         --        $16,500        100,000           --                --
President and Chief        2001         --        --         --             --             --           --                --
 Executive Officer         2000         --        --         --             --             --           --                --

Steven M. Samowich(2)      2002   $119,979        --   $108,922(3)          --             --           --            $3,600
Former President and       2001   $251,000        --         --             --             --           --            $5,250
 Chief Executive Officer   2000   $251,000   $38,000         --             --         20,000           --            $5,250



Harry Kaplowitz(4)         2002   $175,000        --         --             --         80,000           --            $5,200
Former Executive Vice      2001   $175,000        --     $5,000             --         30,000           --            $5,250
 President                 2000   $160,000   $42,500         --             --          4,549           --            $3,400

(1)  The employment of Edwin A. Miller commenced on November 15, 2002.

(2) Steven M. Samowich's employment was terminated on May 20, 2002. The amount reported above for the 2000 bonus was paid in 2001.

(3)  Other compensation for Mr. Samowich consists of severance pay.

(4) Harry Kaplowitz resigned on February 9, 2003. The amount reported above for the 2000 bonus was paid in 2001.

(5) Consists of Company contributions to the Infodata Systems Inc. 401(k) Retirement Plan on behalf of the named officers.

Stock Options

     The following tables set forth certain information regarding the grant and exercise of options to purchase the Company's Common Stock with respect to the named executive officers during 2002.

                              OPTION GRANTS IN 2002
                                Individual Grants

                    Number of
                   Securities       % of Total
                   Underlying     Options Granted
                     Options       To Employees        Exercise      Expiration
     Name          Granted (#)      During Year      Price ($/SH)       Date
                   -----------    ---------------    ------------    ----------

Edwin A. Miller     150,000(1)          18.9%           $0.165       11/15/2012

Harry Kaplowitz      80,000(2)          10.1%           $0.12         3/9/2003


(1) Exercisable as follows: 25.0% on and after November 15, 2002 and 25.0% annually thereafter.

(2) Exercisable as follows: 12. 5% on February 1, 2002. In connection with Mr. Kaplowitz' resignation on February 9, 2003, the Board of Directors approved the immediate vesting of an additional 12.5% of previously granted options. On March 7, 2003, Mr. Kaplowitz exercised options for 20,000 shares. The balance of the option has expired.

                          AGGREGATE OPTION EXERCISES IN 2002 AND
                              DECEMBER 31, 2002 OPTION VALUES

                                                          Number of           Value of
                                                          Securities         Unexercised
                                                          Underlying         In-the-Money
                                                          Unexercised        Options at
                                                          Options at           12/31/02
                                                          12/31/02 (#)          ($)(1)

                          Shares Acquired      Value     Exercisable/       Exercisable/
        Name              on Exercise (#)    Realized    Unexercisable      Unexercisable
        ----              ---------------    --------    -------------      -------------

Edwin A. Miller                 --              --       37,500/112,500    $13,875/$41,625

Steven M. Samowich (2)          --              --             0/0              $0/$0

Harry Kaplowitz                 --              --       76,913/98,296        $0/$29,600

----------------
(1) The closing market price of the Company's Common Stock on December 31, 2002, was $0.37.
(2) The employment of Steven M. Samowich terminated on May 20, 2002.




         The following table sets forth information as of December 31, 2002, regarding the Company's equity compensation plans.

------------------------------------------------------------------------------------------
                              EQUITY COMPENSATION PLAN TABLE
------------------------------------------------------------------------------------------

                            Number of                               Number of securities
                          securities to                             remaining available
                         be issued upon      Weighted-average       for future issuance
                           exercise of        exercise price            under equity
                           outstanding        of outstanding         compensation plans
                        options, warrants    options, warrants     (excluding securities
                           and rights           and rights        reflected in column (a))
Plan category                  (a)                  (b)                     (c)
-------------           -----------------    -----------------    ------------------------

Equity compensation
 plans approved by
 security holders           1,506,787                 $1.283                754,213

Equity compensation
 plans not approved
 by security holders                -                      -                      -
                            ---------                 ------                -------

     Total                  1,506,787                 $1.283                754,213

Agreements With Executives

     On November 19, 2002, Edwin A. Miller joined the Company as President and Chief Executive Officer, and was subsequently elected a Director. Pursuant to the terms of his employment agreement dated as of November 15, 2002, Mr. Miller receives an annual salary of $180,000, and a cash incentive bonus of $120,000 if the Company achieves certain performance criteria as approved by the Board of Directors. Mr. Miller was issued 100,000 shares of restricted common stock of the Company and granted an incentive stock option to purchase 150,000 shares of common stock, which vests over a three-year period. The employment agreement provides that in the event Mr. Miller is terminated without cause, he is to receive a minimum lump-sum severance payment of six weeks of salary, up to a maximum severance payment of six months of salary, depending on his term of employment with the Company at the point of termination.

     On November 15, 2002, the Company and Mr. Miller entered into an Agreement on Confidential Information, Inventions and Ideas (the ?Confidentiality Agreement?). The Confidentiality Agreement provides that Mr. Miller will not disclose any confidential information during and after his employment and, if his employment is terminated by the Company with cause or if he terminates his employment without cause, for a period of one year following the termination of his employment with the Company, he will not solicit clients, consultants or suppliers of the Company or otherwise compete with the Company on the sale or licensing of any products or services that are competitive with the products or services developed or marketed by the Company in the United States. The Confidentiality Agreement also provides that Mr. Miller will not solicit any employee of the Company for a period of one year following the date of termination of his employment.

     The Company entered into a letter employment agreement (the ?Letter Agreement?) with Steven M. Samowich on November 3, 1998. Pursuant to the Letter Agreement, Mr. Samowich served as the Company's President and Chief Executive Officer and received an annual base salary of $251,000 plus an annual incentive bonus based on the achievement of certain management objectives and financial performance measures. In addition, Mr. Samowich received options to acquire 220,000 shares of the Company's Common Stock, which expired following the termination without cause of his employment with the Company on May 20, 2002. On August 2, 2002, Mr. Samowich agreed to a lump-sum severance payment of $108,922.

     On February 9, 2003, Mr. Kaplowitz resigned from the Company.

Director Compensation

     During 2002, non-employee directors received quarterly non-qualified stock option grants to purchase a predetermined number of shares of Common Stock at an exercise price equal to the fair market value of the Company's Common Stock as of the date of issuance.

     Any director who is an employee of the Company receives no additional compensation for serving as a director.

Stock Option Plan

     In 1995, the Board of Directors adopted and the Company's shareholders approved the 1995 Stock Option Plan (the "1995 Plan"), which (i) consolidated the Company's 1991 Incentive Stock Option Plan and 1992 Non-Qualified Stock Option Plan and (ii) provided for the automatic grant of stock options to the members of the Compensation Committee of the Company's Board of Directors. Pursuant to an amendment to the 1995 Plan approved by shareholders at the Company's 2001 Annual Meeting of Shareholders, the number of shares authorized for issuance under the Plan is annually increased by an amount of shares equal to 2% of the total authorized common shares of the Company, for a total annual increase of 240,000 shares. As of December 31, 2002, a total of 2,261,000 shares of Common Stock have been authorized for issuance under options granted and to be granted under the 1995 Plan at exercise prices that will not be less than 100% of the fair market value of the underlying shares on the date of grant of the option. As of December 31, 2002, options to purchase a total of 1,507,000 shares of Common Stock under the 1995 Plan, at prices ranging from $0.12 to $5.438 per share were outstanding, and a total of 754,000 shares were available for options not yet granted.

Other Information

     For the year ended December 31, 2002, the Company made business management consulting fee payments totaling $37,500 to Bermuda Capital for the services of Mr. Richard T. Bueschel, the Company's Chairman.

     For the year ended December 31, 2002, the Company made payments totaling $45,000 to Huguenot Associates, Inc. for the consulting services of its President, Robert M. Leopold, a director of the Company.

     During 2002, Christine Hughes received $14,600 in fees for being a member of the Executive Committee.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's officers and directors, and persons who own more than 10% of the Company's outstanding Common Stock, to file reports of securities ownership and changes in such ownership with the Securities and Exchange Commission. A Statement of Changes of Beneficial Ownership of Securities on Form 4 is required to be filed by the second business day following the date on which a change in a reporting person's beneficial ownership of securities occurred. An Annual Statement of Changes in Beneficial Ownership on Form 5 may be required to be filed by February 15th of each year to report certain specified transactions.

     Based on its review of the reports filed under Section 16(a) of the Exchange Act, the Company believes that all reports of securities ownership and changes in such ownership required to be filed during 2002 were timely filed except that an acquisition of an option in November 2002 by each of Messrs. Bueschel, Fisher, Leopold, Pollak, Pryor, and Ms. Hughes, directors of the Company, which should have been reported by November 17, 2002, was reported on February 21, 2003.

                       BENEFICIAL OWNERSHIP OF SECURITIES

Security Ownership of Certain Beneficial Owners

     The following table sets forth certain information as to each person known to be a beneficial owner of more than five percent of the Common Stock of the Company as of April 7, 2003. Each beneficial owner has sole voting and investment power with respect to such shares, unless otherwise specified below.

        Name and Address                                     Percent
     Of Beneficial Owner (3)         Number of Shares        of Class
     ------------------------        ----------------        --------
     Richard T. Bueschel
     Northern Equities, Inc.            317,999(1)             6.29%
     Balch Hill Road, Box 301
     Hanover, NH 03755
     Alan S. Fisher
     8 Deer Oaks Drive                  600,789(2)            11.89%
     Pleasanton, CA 94588

     (1) Includes 189,282 shares subject to presently exercisable stock options.

     (2) Includes 492,157 shares owned by The Fisher Trust for which Mr. Fisher has sole voting and investment power. Includes 108,632 shares subject to presently exercisable stock options.

     (3)  The above table does not include Science Applications
          International Corporation, which has an option to purchase 400,000 shares at a price of $1.00 per share on or before April 17, 2003.

Security Ownership of Management

     The following table sets forth certain information regarding the beneficial ownership of the Company's shares of Common Stock owned on April 7, 2003 by each of the Company's directors and by all directors and executive officers as a group. Each person has sole voting and investment power with respect to such securities, unless otherwise specified below.

                                         Amount and Nature of    Percent
     Name of Individual                  Beneficial Ownership    of Class
     --------------------------------    --------------------    --------
     Richard T. Bueschel                       317,999(1)          6.29%
     Edwin A. Miller                           139,700(2)          2.76%
     Alan S. Fisher                            600,789(3)         11.89%
     Christine Hughes                           98,533(4)          1.95%
     Robert M. Leopold                         205,824(5)          4.07%
     Isaac M. Pollak                           252,239(6)          4.99%
     Millard H. Pryor, Jr.                     124,290(7)          2.46%
     All directors and executive
     officers as a group (13 persons)        1,829,885(8)          36.2%

     (1) Includes 189,282 shares subject to presently exercisable stock options.

     (2) Includes 37,500 shares subject to presently exercisable stock options or stock options exercisable within 60 days.

     (3) Includes 492,157 shares owned by The Fisher Trust for which Mr. Fisher has sole voting and investment power. Includes 108,632 shares subject to presently exercisable stock options.

     (4) Includes 93,033 shares subject to presently exercisable stock options.

     (5) Includes 95,384 shares subject to presently exercisable stock options.

     (6) Includes 95,262 shares subject to presently exercisable stock options.

     (7) Includes 80,797 shares subject to presently exercisable stock options.

     (8) Includes 765,328 shares subject to presently exercisable stock options or stock options exercisable within 60 days.


                             AUDIT COMMITTEE REPORT

     The Audit Committee of the Company's Board of Directors, which currently consists of Messrs. Leopold (Chairman), Fisher and Pryor, is governed by its charter, a revised copy of which is attached as Exhibit A to this Proxy Statement. All the members of the Audit Committee are "independent" as defined in the rules of NASDAQ, which means that they have no relationship, which in the opinion of the Company's Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

     The Audit Committee reviewed and discussed the Company's audited financial statements for the year ended December 31, 2002, with management of the Company and its independent auditing firm, Grant Thornton LLP. In that connection, the Audit Committee discussed with Grant Thornton LLP the matters required to be discussed by Statement of Accounting Standards No. 61 ("SAS 61"). SAS 61 requires an auditor to communicate certain matters relating to the conduct of an audit to the Audit Committee, including: (i) methods used to account for significant unusual transactions; (ii) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (iii) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor's conclusions regarding the reasonableness of those estimates; (iv) any disagreements with management regarding the application of accounting principles, the basis for management's accounting estimates, the disclosures in the financial statements and the wording of the auditor's report; (v) the auditor's judgments about the quality, and not just the acceptability, of the Company's accounting principles as applied in its financial reporting; and (vi) the consistency of application of the accounting principles and underlying estimates and the clarity, consistency and completeness of the accounting information contained in the financial statements, including items that have a significant impact on the representational faithfulness, verifiability and neutrality of the accounting information.

     In addition, the Audit Committee received from Grant Thornton LLP the written disclosures and the letter required by Independence Standards Board Statement No. 1 ("ISB 1") and discussed Grant Thornton LLP's independence with Grant Thornton LLP. Pursuant to ISB 1, Grant Thornton LLP (i) disclosed to the Audit Committee all relationships between Grant Thornton LLP and its related entities that in Grant Thornton LLP's professional judgment may reasonably be thought to bear on independence, and (ii) confirmed in the letter that, in its professional judgment, it is independent of the Company.

     Based on the above-referenced review and discussions, the Audit Committee recommended to the Board of Directors that the financial statements be included in the Company's Annual Report on Form 10-KSB for filing with the Securities and Exchange Commission. Reference is made to the Audit Committee's charter attached as Exhibit A to this Proxy Statement for additional information as to the responsibilities and activities of the Audit Committee.

                                 Audit Committee of the Board of Directors

                                 Robert M. Leopold (Chairman)
                                 Alan S. Fisher
                                 Millard H. Pryor, Jr.


                         INDEPENDENT PUBLIC ACCOUNTANTS

     On December 5, 2002, the Company filed a Form 8-K with the U.S. Securities and Exchange Commission, stating that effective as of December 5, 2002, the Company dismissed its prior certifying accountants, PricewaterhouseCoopers LLP and retained as its new certifying accountants, Grant Thornton LLP. For the year ended December 31, 2001, the report by PricewaterhouseCoopers LLP contained an explanatory paragraph relating to the Company's ability to continue as a going concern. During the Company's two most recent years, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinion to the subject matter of the disagreement. Upon receipt of approval of the Audit Committee of the Company's Board of Directors, the Company engaged Grant Thornton LLP. During the Company's two most recent years, and during any subsequent period through December 5, 2002, the Company did not consult with Grant Thornton LLP on any accounting or auditing issues.

     The Company has authorized PricewaterhouseCoopers LLP to respond fully to any inquiries by Grant Thornton LLP concerning the above.

     A representative of Grant Thornton LLP is expected to be available during the Company's Annual Meeting of Shareholders via telephone and will be available to respond to appropriate questions.

                            AUDIT AND NON-AUDIT FEES

     The total fee expected to be billed for professional services rendered by Grant Thornton LLP for the audit of the Company's consolidated financial statements for the year ended December 31, 2002, is $49,000. The total combined fee billed by PricewaterhouseCoopers LLP for the reviews of the Company's financial statements included in its Quarterly Reports on Form 10-QSB during 2002, the preparation and transition of information requested by Grant Thornton LLP, and for providing its consent to use the prior year audited financial statements in the Company's 10-KSB for 2002, was $84,050. The Company did not engage either Grant Thornton LLP or PricewaterhouseCoopers LLP to render services related to financial information systems design and implementation or any other information technology services. During 2002, fees for all other non-audit services provided by PricewaterhouseCoopers LLP were $22,433,including fees for tax-related services.

                             SOLICITATION OF PROXIES

     The Company will bear the cost of solicitation of proxies. In addition to solicitation by the use of mail, some officers, without extra compensation, may solicit proxies personally and by telephone and telegraph. The Company may request banks, brokers, nominees, custodians, and fiduciaries to forward soliciting material to the beneficial owners of shares registered in their names. The Company will reimburse such persons for their expense incurred in such assistance.

                             SHAREHOLDERS' PROPOSALS

     Proposals of shareholders intended to be presented at the 2004 Annual Meeting must be received at the Company's Corporate Headquarters, 12150 Monument Drive, Fairfax, Virginia 22033, for inclusion in the Company's Proxy Statement and form of proxy relating to that Annual Meeting, no later than December 1, 2003 (i.e., approximately 120 days prior to the expected mailing of the Proxy Statement). A shareholder desiring to submit a proposal to be voted on at next year's Annual Meeting, but not desiring to have such proposal included in next year's Proxy Statement relating to that meeting, should submit such proposal to the Company by February 15, 2004 (i.e., at least 45 days prior to the expected mailing of the Proxy Statement). Failure to comply with that advance notice requirement will permit management to use its discretionary voting authority if and when the proposal is raised at the Annual Meeting without having had a discussion of the proposal in the Proxy Statement.

                                  OTHER MATTERS

     As of the date of this Proxy Statement, the Board of Directors does not intend to present, and has not been informed that any other person intends to present, to shareholders at the Annual Meeting, any matter other than those specifically referred to in this Proxy Statement. If any other matters properly come before the Annual Meeting, it is intended that the holders of the proxies will act in respect thereto in accordance with their best judgment. Abstentions, broker non-votes, and withheld votes are voted neither "for" nor "against" a proposal, but are counted in the determination of a quorum.

     In accordance with the terms of indemnification agreements with each of its directors and officers, the Company maintains directors and officers liability insurance, $1,000,000 in the aggregate for the policy year, under an agreement with Zurich Insurance Company. This policy, effective for the period June 3, 2002, to June 3, 2003, covers each director and officer of the Company and required a one-time premium payment totaling $40,000. During 2002, no sums were paid under this or any other indemnification insurance contract.

                                         By order of the Board of Directors

                                         /s/ Norman F. Welsch

                                         Norman F. Welsch, Secretary

Dated:   Fairfax, Virginia
         April 18, 2003

                                                                       Exhibit A


                        CHARTER OF THE AUDIT COMMITTEE OF
                            THE BOARD OF DIRECTORS OF
                              INFODATA SYSTEMS INC.

Purpose

     The Purpose of the Audit Committee of the Board of Directors of Infodata Systems Inc. (the "Company") is to assist the Board in carrying out its oversight responsibilities with respect to the Company's financial reports and compliance obligations, annual independent audit of its financial statements and its internal financial and accounting controls.

Membership

     The Committee will consist of not less than three independent members of the Board of Directors. Each member of the Committee, (i) will not be an officer or employee of the Company or its subsidiaries and will not have a relationship which, in the Board's opinion, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, and (ii) will be financially literate, or be able to become financially literate within a reasonable period of time after appointment to the Committee. At least one member of the Committee will have accounting or related financial management expertise.

Authority and Responsibilities

     The Committee's authority and oversight responsibilities will include the following:

1. The Committee, subject to any action that may be taken by the full Board of Directors, will have the ultimate authority and responsibility to select, oversee and, where appropriate, replace the independent auditor.

2. The Committee will preapprove all auditing services as well as any permissible non-audit services proposed to be performed for the Company by the Company's independent auditor.

3. The Committee will review with management and the auditor, the audited financial statements to be included in the Company's Annual Report on Form 10-KSB and review and consider with the auditor the matters required to be discussed by Statement of Auditing Standards No. 61 ("SAS 61") as in effect at that time.

4. Either the whole Committee or the Chairperson of the Committee will review with management and the auditor, the Company's quarterly financial statements to be included in the Company's Quarterly Reports on Form 10-QSB and review with the auditor the matters required to be discussed by SAS 61 as in effect at that time.

5. The Committee will (i) review the annual written report from the auditor discussing all relationships between the auditor and the Company in accordance with Independence Standards Board Standard No. 1 ("ISB") as in effect at that time; (ii) discuss with the auditor any such disclosed relationships and their impact on the auditor's independence; and (iii) recommend that the Board of Directors take appropriate action in response to the auditor's report to satisfy itself of the auditor's independence.

6. The Committee will review the comments from the auditor in the auditor's annual report to management and the Board relating to the Company's accounting procedures and systems of internal controls.


                                       1-A

7. The Committee will review with management and the auditor, compliance with laws, regulations and internal procedures and contingent liabilities and risks that may be material to the Company.

8. The Committee will prepare a report each year for inclusion in the Company's annual proxy statement stating whether (i) the Committee reviewed and discussed the audited financial statements with management, (ii) the Committee discussed with the auditor the matters required to be discussed by SAS 61, (iii) the Committee received the written disclosures from the auditor required by ISB 1, and (iv) the Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB.

9. The Committee will receive the quarterly disclosures required to be made to the Committee by the CEO and CFO in their certifications included in the Company's Forms 10-Q and 10-K relating to:

     o all significant deficiencies in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize and report financial data; and

     o any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls.

10. The Committee will have the authority to engage outside legal, accounting and other advisors without Board approval.

11. The Committee will receive from and discuss with the independent auditor periodic reports relating to:

     o    all critical accounting policies and practices to be used;

     o alternative treatments within GAAP discussed with management, the effects of using or not using such treatments and the independent auditor's preferred treatment; and

     o any management letter, schedule of unadjusted differences or other material written communications with management.

12. The Committee will review the Company's earnings press releases and financial information and earnings guidance provided by the Company to shareholders, analysts and rating agencies.

13.  The Committee will review the adequacy of this Charter on an annual basis.




                                       2-A

                              INFODATA SYSTEMS INC.

     The undersigned hereby appoints EDWIN A. MILLER and NORMAN F. WELSCH, or either of them individually, with full power of substitution, to act as proxy and to represent the undersigned at the 2003 annual meeting of shareholders and to vote all shares of common stock of Infodata Systems Inc. which the undersigned is entitled to vote and would possess if personally present at said meeting to be held at the Company's Corporate Headquarters, 12150 Monument Drive, Fairfax, Virginia, on Wednesday, May 21, 2003, at 9:00 a.m. and at all adjournments thereof upon the following matters:

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL LISTED ON THE REVERSE SIDE. PROXIES ARE GRANTED THE DISCRETION TO VOTE UPON ALL OTHER MATTERS THAT MAY PROPERLY BE BROUGHT BEFORE THE MEETING.


                (Continued and to be signed on the reverse side)

                        ANNUAL MEETING OF SHAREHOLDERS OF

                              INFODATA SYSTEMS INC.

                                  May 21, 2003

                           Please date, sign and mail
                             your proxy card in the
                            envelope provided as soon
                                  as possible.
            |                                                      |
            V   Please detach and mail in the envelope provided.   V

--------------------------------------------------------------------------------
    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS.
         PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
          PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE. [X]
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1.   Election of Directors                      NOMINEES

     [ ]  FOR ALL NOMINEES             ( )  Richard T. Bueschel

     [ ]  WITHHOLD AUTHORITY           ( )  Alan S. Fisher
          FOR ALL NOMINEES
                                       ( )  Christine Hughes
     [ ]  FOR ALL EXCEPT
          (See Instructions            ( )  Robert M. Leopold
          below)
                                       ( )  Edwin A. Miller

                                       ( )  Isaac M. Pollak

                                       ( )  Millard H. Pryor, Jr.

INSTRUCTION: To withhold authority for any individual nominee(s),
             Mark "FOR ALL EXCEPT" and fill in the circle next to
             each nominee you wish to withhold, as shown here:             (X)

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To change the address on your account, please check the box at right
and indicate your new address in the address space above. Please note      [ ]
that changes to the registered name(s) on the account may not be submitted via this method.
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                  Please check here if you plan to attend the meeting.     [ ]

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Signature of Shareholder__________________________________    Date______________

Signature of Shareholder__________________________________    Date______________

Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.